SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

EVERGREEN VARIABLE ANNUITY FUNDS

I.              Evergreen Strategic Income Fund; Evergreen VA Strategic Income Fund (each, a “Fund”; together, the “Funds”)

                Effective immediately, Margie Patel is added as a portfolio manager of the Funds.

                Effective June 1, 2007, Margie Patel will assume sole day-to-day management responsibility of the Funds.

                Ms. Patel served as a senior vice president and portfolio manager at Pioneer Investments from 1999 through 2007.

                The sections of the Funds’ prospectuses entitled "Fund Facts" and "The Funds’ Portfolio Managers" are revised accordingly.

                Also effective June 1, 2007, Evergreen Strategic Income Fund and Evergreen VA Strategic Income Fund will change their names to Evergreen Diversified Income Builder Fund and Evergreen VA Diversified Income Builder Fund, respectively.

Also effective June 1, 2007, the section of the Funds’ prospectuses entitled “Investment Goal” is replaced with the following:

                The Fund seeks high current income from investments in income-producing securities. Secondarily, the Fund considers potential for growth of capital in selecting securities.

                The section of the Funds’ prospectuses entitled “Fund Facts” is revised to reflect the following categories under “Principal Investments:”

Debt Securities of any quality, including Convertible Bonds

Dividend Paying Common and Preferred Stock

                Also effective June 1, 2007, the section of the Funds’ prospectuses entitled “Investment Strategy” is replaced with the following:

                The Fund invests principally in a portfolio of securities selected by the adviser to provide high current income. The Fund will normally invest at least 80% of its assets in a diversified portfolio of U.S. and non-U.S. income producing securities, which may include debt securities of any quality, dividend-paying common and preferred stocks, convertible bonds, and derivatives (such as structured notes) providing a return expected to be comparable to an investment in those securities.

                Common stocks in which the Fund invests may include stocks of domestic or foreign companies, securities of exchange-traded funds that invest in equity securities, securities of real estate investment trusts (REITs), and warrants and rights to purchase common stocks. The Fund does not normally expect to invest more than 25% of its assets in common stocks. Although the Fund’s adviser expects that, in most cases, the Fund will purchase common stocks for their dividend-paying ability, in some cases, the Fund may purchase common stocks for what the adviser considers to be their potential for capital growth.

                The Fund may, but will not necessarily, use derivative instruments, such as structured notes, futures and options, and swap agreements, as an alternative to investments directly in income-producing securities or to manage risk. The Fund may also, but will not necessarily, enter into foreign currency exchange contracts to hedge against adverse changes in currency exchange rates related to non-US dollar denominated holdings. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or basket of asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund may use derivatives both for hedging and non-hedging purposes, including for purposes of enhancing returns. Derivatives are financial contracts whose values depend on, or are derived from, the value of one or more underlying assets, reference rates or indexes. The Fund’s use of derivative instruments may involve risks different from, or possibly greater than, the risks associated with other types of investments. The various derivative instruments that the Fund may use may change from time to time as new derivative products become available to the Fund. More detail on these types of transactions is included under “Additional Information on Securities and Investment Practices” in the Statement of Additional Information (SAI).

                For purposes of determining compliance by a Fund with its investment policies and limitations (including any required investment by the Fund in a particular type of security), a Fund may consider an investment in a derivative instrument to constitute an investment in a security if, in the judgment of the Adviser, the derivative instrument provides investment exposure comparable to that of the security. For example, the Fund may consider a futures contract or swap transaction to constitute a particular fixed-income security for these purposes.

                Securities in the Fund’s portfolio may be issued by domestic or foreign issuers (including foreign governments), and may include securities of emerging markets issuers; there is no limit on the amount of the Fund’s portfolio that may be invested in foreign securities.

                The Fund may invest a portion of its portfolio in U.S. government securities, including zero-coupon U.S. Treasury securities, and in asset-backed securities, mortgage-backed securities, collateralized mortgage obligations (CMOs), and money market instruments.

                The Fund’s portfolio manager seeks to control risk through diversification, credit analysis, economic analysis, interest rate forecasts and a review of sector and industry trends as well as fundamental company, balance sheet and cash flow analysis.

                Also effective June 1, 2007, the section of the Funds’ prospectuses entitled “Overview of Fund Risks” is amended to include the following:

Stock Market Risk

Your investment in a Fund will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the dividend yield, total return earned on, and the value of your investment would likely decline. Even if general economic conditions do not change, the dividend yield, total return earned on and the value of your investment could decline if the particular industries, companies or sectors in which a Fund invests do not perform well.

Investment Style Risk

Different types of securities -- such as growth style or value style securities -- tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, a Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

                Also, effective June 1, 2007, the section of the Funds’ prospectuses entitled “RISK FACTORS” is amended to include the following:

The Fund may also be subject to the risks of investing in convertible securities. Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and may be affected by changes in the price of the underlying security. In the event of a liquidation of the issuing company, holders of convertible securities would be paid only after holders of any senior obligations.

April 23, 2007	579397 (4/07)